                   OFI TREMONT CORE DIVERSIFIED HEDGE FUND
                    Supplement dated March 24, 2004 to the
                       Prospectus dated January 8, 2004

The Prospectus is changed as follows:
1.    Footnote 1 and the  reference  thereto in the table titled  "Annual Fund
       Operating Expenses" on page 5 are deleted.

2.    Footnote 2 and the  reference  thereto in the table titled  "Annual Fund
       Operating Expenses" on page 5 are renumbered as footnote number 1.

3.    Footnote 3 and the  reference  thereto in the table titled  "Annual Fund
       Operating  Expenses" on page 5 are renumbered as footnote  number 2 and the text of renumbered footnote 2 is replaced with the following:

         The "Other  Expenses"  in the table are based on,  among  other things,  the fees the Fund  would  pay if the  Adviser  had not voluntarily  undertaken  to limit the Fund's total  expenses to not more than 1.75% of the  Fund's  average  daily net  assets.
         The  Adviser may  terminate  or amend this  undertaking  at any time without  notice to  shareholders.  After giving  effect to the expense  limitation,  "Other Expenses" are 0.25% and "Total
         Annual  Operating  Expenses"  are  1.75%  as  a  percentage  of
         average  daily  net  assets.   Effective  April  1,  2004,  the
         Adviser  has  voluntarily  undertaken  to the Fund to limit the
         Fund's total  expenses to not more than 1.50% of average annual net assets.  That  undertaking  may be amended or  withdrawn at any time without notice to shareholders.

         Investors will also  indirectly  bear expenses at the Portfolio
         Fund level.  The agreements  related to the Fund's  investments in  Portfolio  Funds  provide  for  compensation  to  Portfolio
         Managers in the form of  management  fees  ranging from 1.0% to
         2.0%  annually  of net  assets,  plus a  performance-based  fee ranging from 10% to 25% of net profits earned.

         Expenses may vary in future  years.  "Other  Expenses"  consist of transfer agent fees, custodial expenses,  and accounting and legal expenses among others.

4.  The  paragraph  titled  "Investor  Servicing  Arrangements"  on page 29 is replaced with the following:

      Investor  Servicing  Arrangements.  Effective  April 1, 2004,  the
      Adviser  intends  to pay,  out of its own  assets,  to  qualifying brokers,  dealers and  financial  advisers  that  provide  ongoing
      investor   services   and   account   maintenance    services   to
      shareholders   that  are  their   customers   ("Investor   Service
      Providers")  an  amount  not to  exceed  0.25%  (on an  annualized basis)  of the  aggregate  value  of  outstanding  shares  held by
      shareholders   introduced  by  such  Investor  Service  Providers.
      These  services   include,   but  are  not  limited  to,  handling
      shareholder  inquiries  regarding  the Fund (e.g.,  responding  to questions  concerning  investments in the Fund,  account balances, and reports and tax information  provided by the Fund);  assisting
      in  the  enhancement  of  relations  and  communications   between
      shareholders  and the Fund;  assisting  in the  establishment  and maintenance  of shareholder  accounts with the Fund;  assisting in
      the   maintenance   of   Fund   records   containing   shareholder
      information;  and providing such other information and shareholder liaison services as the Adviser may reasonably request.

5. The second  paragraph of the section titled "Fund  Expenses" on page 30 is replaced with the following:

      Ongoing   offering   costs,   as  required   by   applicable
   accounting   principles,   will  be   charged   to  capital  as
   incurred.

March 24, 2004                                              PS0482.001

                OFI TREMONT CORE DIVERSIFIED HEDGE FUND
                 Supplement dated March 24, 2004 to the
       Statement of Additional Information dated January 8, 2004

The Statement of Additional Information is changed as follows:

1.    The fourth  paragraph of the section titled  "Options and Futures"
on page 9, is replaced with the following:

      The use of derivatives  that are subject to regulation
      by  the  Commodity  Futures  Trading  Commission  (the
      "CFTC")  by  Portfolio  Funds and  Portfolio  Accounts
      could  cause the Fund to be a  commodity  pool,  which
      would  require the Fund to comply with  certain  rules
      of the CFTC.  However,  the Fund  intends  to  conduct
      its  operations  to avoid  regulation  as a  commodity
      pool.   If   applicable   CFTC  rules   change,   such
      percentage   limitations   may  change  or   different
      conditions  may  be  applied  to  the  Fund's  use  of
      certain derivatives.

March 24, 2004                                              PX0482.001